UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2010

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2010

Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objective

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Board approval of management and subadvisory agreements	25

Additional shareholder information	29

Dividend reinvestment plan	30

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

Over the course of the six-month reporting period ended March 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to the latter part of 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratev in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended March 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.95% and 3.31%, respectively, two- and ten-year Treasury yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, with two- and ten-year Treasury yields rising to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data then caused yields to decline again in January. Treasuries then traded in a relatively narrow range in February before moving higher in March. Two- and ten-year Treasuries ended the reporting period at 1.02% and 3.84%, respectively.

Over the six months ended March 31, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the six months ended March 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 1.99%.

The high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during all six months of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and continued investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 10.97% for the six months ended March 31, 2010.

Emerging market debt prices also posted positive returns each month during the reporting period. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and increased investor risk appetite. Over the six months ended March 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 5.75%.

Performance review

For the six months ended March 31, 2010, Western Asset High Income Opportunity Fund Inc. returned 11.61% based on its net asset value (“NAV”)x and 15.29% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 10.97% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagexi returned 14.24% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.32 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$6.03 (NAV)	11.61%
$6.36 (Market Price)	15.29%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset High Income Opportunity Fund Inc.	V

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

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Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and September 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 89.1%
Consumer Discretionary — 17.2%
Auto Components — 0.1%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	290,000	$310,300	(a)
Lear Corp., Senior Notes	8.125%	3/15/20	140,000	142,975
Total Auto Components				453,275
Automobiles — 0.8%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	4,220,000	1,603,600	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	2,665,000	992,712	(b)
Motors Liquidation Co., Senior Notes	7.125%	7/15/13	2,125,000	786,250	(b)
Total Automobiles				3,382,562
Diversified Consumer Services — 0.7%
Sotheby’s, Senior Notes	7.750%	6/15/15	1,010,000	1,031,463
Stonemor Operating LLC/Cornerstone Family Services/ Osiris Holdings, Senior Notes	10.250%	12/1/17	2,010,000	2,080,350	(a)
Total Diversified Consumer Services				3,111,813
Hotels, Restaurants & Leisure — 7.5%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	1,345,000	1,415,612
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	675,000	567,000
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,695,000	1,550,925	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,915,000	2,608,925
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	945,000	978,075
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000	7,231	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,450,000	960,625
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,954,000	2,473,975
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	811,000	723,817
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,330,000	3,604,725
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	1,210,000	810,700	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	3,912,000	1,897,320	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	960,000	1,036,800	(a)
MGM MIRAGE Inc., Notes	6.750%	9/1/12	1,220,000	1,159,000
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	95,000	96,069
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	150,000	166,125	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	360,000	406,800	(a)
MGM MIRAGE Inc., Senior Secured Notes	9.000%	3/15/20	1,350,000	1,397,250	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	3,090,000	3,097,725
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	470,000	404,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	2,060,000	2,204,200	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	300,000	278,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000	171,563
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,890,000	2,064,825	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	430,000	438,600	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,295,000	1,272,337	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,065,000	899,925

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	3

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	890,000	$654,150	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	165,000	127,875	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	1,515,000	109,838	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	2,265,000	175,538	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	531	(b)(c)
Total Hotels, Restaurants & Leisure				33,760,531
Household Durables — 0.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	920,000	918,863
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	1,060,000	1,120,950	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	1,023,000	976,965	(c)
Total Household Durables				3,016,778
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	840,000	886,200
QVC Inc., Senior Secured Notes	7.375%	10/15/20	680,000	686,800	(a)
Total Internet & Catalog Retail				1,573,000
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	470,000	450,025
Media — 4.7%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	560,000	576,800
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	760,000	782,800
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	551,225	660,092	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	10,000	12,075
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	450,000	434,250	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,550,000	1,511,250	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,140,000	3,528,575	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	990,000	962,775
CSC Holdings Inc., Senior Notes	8.500%	6/15/15	1,500,000	1,597,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	3,090,000	3,229,050
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	1,850,000	1,766,750
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	1,250,000	1,243,750
Sun Media Corp., Senior Notes	7.625%	2/15/13	1,060,000	1,045,425
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,975,000	2,172,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000	712,125	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	500,000	548,750
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	537,000	573,247
Total Media				21,357,714
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,734,765	1,778,134	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,090,000	975,550
Total Multiline Retail				2,753,684

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.0%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	1,170,000	$868,725	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	915,000	969,900
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000	1,334,550
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,640,000	1,459,600
Total Specialty Retail				4,632,775
Textiles, Apparel & Luxury Goods — 0.6%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000	2,878,400
Total Consumer Discretionary				77,370,557
Consumer Staples — 1.4%
Food Products — 0.5%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	700,000	710,500	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	700,000	737,625	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	605,000	677,600	(a)
Total Food Products				2,125,725
Household Products — 0.3%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	580,000	577,100	(a)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	950,000	980,875	(a)
Total Household Products				1,557,975
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,430,000	2,551,500	(a)
Total Consumer Staples				6,235,200
Energy — 13.2%
Energy Equipment & Services — 1.7%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,865,000	2,060,825
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,144,250
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	925,000	927,313	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	2,005,000	2,037,581
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,522,550	(a)
Total Energy Equipment & Services				7,692,519
Oil, Gas & Consumable Fuels — 11.5%
Adaro Indonesia PT, Notes	7.625%	10/22/19	400,000	417,520	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,230,000	1,306,875	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	475,000	460,750
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	4,172,000	3,921,680
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,279,162
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	2,285,000	2,250,725
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	1,180,000	1,129,850
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	585,000	587,925
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	360,000	362,700
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	810,000	870,750
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,830,000	1,889,475	(a)
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	3,510,340	2,597,652	(a)(c)(d)(e)
Crosstex Energy/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	880,000	911,900	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	5

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,268,000	$1,350,420
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,380,000	1,402,403
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	620,000	590,639
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	70,000	45,150	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	2,120,000	2,162,400
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	1,360,000	1,365,100	(a)
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	940,000	951,750
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	555,000	548,063
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	480,000	495,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,720,000	1,771,600	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,000,000	1,035,000	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	345,000	324,300
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	920,000	869,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,435,000	1,431,412
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	1,495,000	1,567,881
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	630,000	570,150	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	674,700	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,125,000	1,248,750
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,272,675
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	1,200,000	1,230,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	455,000	523,250
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	4,200,000	4,105,500	(e)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	60,000	58,800	(a)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	950,000	940,500
Teekay Corp., Senior Notes	8.500%	1/15/20	2,650,000	2,782,500
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	3,843,401
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	775,000	797,281
Total Oil, Gas & Consumable Fuels				51,944,989
Total Energy				59,637,508
Financials — 16.7%
Capital Markets — 0.1%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,420,000	337,250	(b)
Commercial Banks — 1.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	830,000	687,387
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000	527,800	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000	590,250	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	700,000	761,250	(a)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	770,000	766,150
NB Capital Trust IV	8.250%	4/15/27	960,000	976,800
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	765,000	743,782
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	330,000	312,788
Total Commercial Banks				5,366,207

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 5.3%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	1,490,000	$1,724,675	(a)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000	1,060,918
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000	1,849,312
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	6,495,000	7,767,182
GMAC Inc., Debentures, zero coupon bond	0.000%	6/15/15	4,300,000	2,773,500
GMAC Inc., Senior Bonds, zero coupon bond	0.000%	12/1/12	1,800,000	1,465,061
GMAC Inc., Senior Notes	7.500%	12/31/13	320,000	328,800
GMAC Inc., Senior Notes	8.300%	2/12/15	70,000	73,675	(a)
GMAC Inc., Senior Notes	8.000%	3/15/20	1,640,000	1,685,100	(a)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	74,000	73,630
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,465,000	1,483,812
SLM Corp., Senior Notes	8.000%	3/25/20	3,700,000	3,608,973
Total Consumer Finance				23,894,638
Diversified Financial Services — 7.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	3,880,800
Astoria Depositor Corp.	8.144%	5/1/21	1,550,000	1,512,219	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000	1,330,326
CCM Merger Inc., Notes	8.000%	8/1/13	2,255,000	1,973,125	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	1,438,420	1,362,903
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	318,420	297,723
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,290,700	1,193,898
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	4,712,981	4,359,507
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	1,350,000	1,383,750	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,250,000	1,400,000	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,450,000	2,395,867
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000	1,576,473
International Lease Finance Corp., Notes	5.875%	5/1/13	520,000	499,718
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,230,000	1,261,406	(a)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	90,000	96,273	(d)(f)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,715,000	1,781,456	(a)
Leucadia National Corp., Senior Notes	7.750%	8/15/13	450,000	470,250
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	1,270,325
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000	1,268,750
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	690,000	682,693	(a)
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	154,000	154,770	(a)
TNK-BP Finance SA	7.875%	3/13/18	1,525,000	1,681,313
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	744,000	819,330	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	1,200,000	1,243,500	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,785,000	1,744,837	(a)
Total Diversified Financial Services				35,641,212

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	7

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 1.0%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	860,000	$733,150	(d)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	1,500,000	1,381,897
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	485,000	451,332
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000	1,539,517
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	607,700	(a)
Total Insurance				4,713,596
Real Estate Investment Trusts (REITs) — 0.6%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	700,000	724,500	(a)
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	425,000	423,938
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	360,000	368,342
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	1,165,000	1,197,757
Total Real Estate Investment Trusts (REITs)				2,714,537
Real Estate Management & Development — 0.6%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	660,400	297,180	(a)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	2,830,000	2,455,025
Total Real Estate Management & Development				2,752,205
Total Financials				75,419,645
Health Care — 6.0%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	300,000	303,000	(a)
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	910,000	1,007,825
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	950,000	1,049,750	(e)
Total Health Care Equipment & Supplies				2,057,575
Health Care Providers & Services — 5.3%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,515,000	3,189,862
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,096,800
HCA Inc., Senior Notes	6.300%	10/1/12	100,000	100,375
HCA Inc., Senior Notes	6.250%	2/15/13	40,000	39,900
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,820,000	2,959,238	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,000,000	2,047,500
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	1,200,000	1,299,000	(a)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	3,070,000	3,453,750	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	530,000	454,475	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	1,990,000	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	3,750,000	3,571,875	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,685,000	1,769,250
Total Health Care Providers & Services				23,972,025
Pharmaceuticals — 0.1%
Pharmanet Development Group Inc., Senior Secured Notes	10.875%	4/15/17	520,000	520,000	(a)
Total Health Care				26,852,600

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 9.0%
Aerospace & Defense — 1.1%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	1,965,000	$2,087,812	(a)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	830,000	854,900	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,815,000	1,824,075	(a)
Total Aerospace & Defense				4,766,787
Airlines — 2.7%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	400,000	428,000	(a)
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	206,943	200,735
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	930,000	905,587
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	180,000	189,000	(g)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	5,105,000	4,798,700	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	1,825,000	1,815,875
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	1,455,928	1,370,392
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	630,000	648,900
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	253,921	233,607
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	655,000	691,844	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	710,000	749,050	(a)
Total Airlines				12,031,690
Building Products — 0.3%
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	1,243,378	1,339,740
USG Corp., Senior Notes	9.750%	8/1/14	225,000	239,625	(a)
Total Building Products				1,579,365
Commercial Services & Supplies — 2.1%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,675,000	1,838,312	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	280,000	264,600	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,405,000	2,152,475	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	720,000	740,700	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,660,500	(a)
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	1,765,000	1,756,175
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	965,000	1,027,725	(a)
Total Commercial Services & Supplies				9,440,487
Machinery — 0.1%
American Railcar Industries Inc., Senior Notes	7.500%	3/1/14	630,000	604,800
Marine — 0.5%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	2,510,000	2,409,600	(a)
Road & Rail — 1.6%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	710,000	745,500	(a)
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	560,000	576,800
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	520,000	526,500
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,755,000	2,084,062
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	270,000	278,100	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	9

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	355,000		$424,225
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,376,000		2,545,290
Total Road & Rail					7,180,477
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	770,000		783,475	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	465,000		467,325	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,210,000		1,176,725
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	185,000		140,138	(a)(c)
Total Trading Companies & Distributors					2,567,663
Total Industrials					40,580,869
Information Technology — 3.1%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		2,229,400
Electronic Equipment, Instruments & Components — 0.8%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	2,130,000		2,252,475
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	80,000		86,800
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	1,470,000		1,440,600
Total Electronic Equipment, Instruments & Components					3,779,875
IT Services — 1.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,469,700		1,418,260	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	250,000		215,000
First Data Corp., Senior Notes	10.550%	9/24/15	4,453,133		3,785,163	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	760,000		735,300	(a)
Total IT Services					6,153,723
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	855,000		820,800
Freescale Semiconductor Inc., Senior Notes	9.125%	12/15/14	363,392		350,673	(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	905,000		805,450
Total Semiconductors & Semiconductor Equipment					1,976,923
Total Information Technology					14,139,921
Materials — 8.4%
Chemicals — 2.2%
Ashland Inc., Senior Notes	9.125%	6/1/17	2,680,000		3,008,300	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	580,000		606,100
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,665,000		1,750,331	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	680,000		673,200	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,355,977	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	965,000		1,022,900
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,231,175
Total Chemicals					9,647,983

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 0.0%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	80,000	$83,900	(a)
Containers & Packaging — 1.0%
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	800,000	785,000
BWAY Corp., Senior Subordinated Notes	10.000%	4/15/14	510,000	550,800	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	725,000	0	(b)(c)(g)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,565,000	1,658,900
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,600,000	1,628,000	(a)
Total Containers & Packaging				4,622,700
Metals & Mining — 1.8%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	3,830,000	4,040,650
Novelis Inc., Senior Notes	7.250%	2/15/15	1,245,000	1,207,650
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond	0.000%	2/1/15	2,850,000	1,311,000	(a)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	650,000	773,500
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	540,000	645,300
Total Metals & Mining				7,978,100
Paper & Forest Products — 3.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	1,502,344	1,586,851	(a)(b)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	750,000	750,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,785,000	3,501,125	(a)
Boise Paper Holdings LLC/Boise Co-Issuer Co., Senior Notes	8.000%	4/1/20	235,000	236,175	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	1,725,000	1,888,875	(a)
NewPage Corp., Senior Secured Notes	10.000%	5/1/12	15,000	10,482
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,250,000	2,250,000
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	633,880	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	2,240,000	2,430,400	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	2,100,000	2,047,500
Total Paper & Forest Products				15,335,288
Total Materials				37,667,971
Telecommunication Services — 8.3%
Diversified Telecommunication Services — 4.8%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	1,620,000	1,773,900	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000	306,075
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	980,000	98	(b)(c)
Intelsat Corp., Senior Notes	9.250%	8/15/14	1,020,000	1,050,600
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	1,720,000	1,788,800
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	170,000	181,900
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	5,495,000	5,934,600
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	990,000	950,400	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	1,010,000	1,088,275	(a)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	1,585,000	1,695,950	(a)
tw telecom holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,469,325	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	2,000,000	2,170,000	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,410,000	$1,402,950	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,770,000	1,818,675
Total Diversified Telecommunication Services				21,631,548
Wireless Telecommunication Services — 3.5%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	1,340,000	1,559,256	(a)(c)(e)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	2,000,000	2,085,000
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	350,000	361,813
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	605,000	632,225
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	607,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,585,000	8,005,512
True Move Co., Ltd., Notes	10.750%	12/16/13	2,260,000	2,370,175	(a)
Total Wireless Telecommunication Services				15,621,481
Total Telecommunication Services				37,253,029
Utilities — 5.8%
Electric Utilities — 2.5%
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,390,000	2,542,362
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	12,155,000	8,508,500
Total Electric Utilities				11,050,862
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	67,937
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,235,713
Total Gas Utilities				1,303,650
Independent Power Producers & Energy Traders — 3.0%
AES Corp., Secured Notes	8.750%	5/15/13	420,000	428,400	(a)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	2,090,000	1,348,050
Dynegy Inc., Bonds	7.670%	11/8/16	320,000	311,002
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,670,000	1,227,450
Edison Mission Energy, Senior Notes	7.200%	5/15/19	1,150,000	799,250
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,785,000	1,151,325
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	3,470,000	2,593,825
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,439,928	986,351	(e)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,045,000	943,112
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	326,503	346,909
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	984,037	1,057,840
NRG Energy Inc., Senior Notes	7.250%	2/1/14	2,480,000	2,504,800
Total Independent Power Producers & Energy Traders				13,698,314
Total Utilities				26,052,826
Total Corporate Bonds & Notes (Cost — $394,488,574)				401,210,126
Collateralized Mortgage Obligation — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $868,388)	2.312%	4/20/35	1,378,375	1,100,795	(d)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 2.9%
Consumer Discretionary — 0.9%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	2.980 - 3.010%	6/11/10	1,948,060	$1,857,613	(h)(i)
Media — 0.5%
Idearc Inc., Term Loan	10.250%	6/30/10	392,621	369,432	(h)(i)
Newsday LLC, Term Loan	10.500%	7/15/10	1,500,000	1,623,750	(h)(i)
Total Media				1,993,182
Total Consumer Discretionary				3,850,795
Energy — 0.5%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	2,622,691	2,321,081	(c)(e)(h)(i)
Financials — 0.6%
Real Estate Management & Development — 0.6%
Realogy Corp., Term Loan	13.500%	4/15/10	2,500,000	2,756,250	(h)(i)
Industrials — 0.4%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co., Term Loan	2.290%	6/30/10	27,721	23,409	(h)(i)
Hawker Beechcraft, Term Loan B	2.248 - 2.290%	6/30/10	466,078	393,586	(h)(i)
Total Aerospace & Defense				416,995
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.250%	4/28/10	1,478,639	1,287,472	(h)(i)
Trading Companies & Distributors — 0.0%
Penhall International Corp., Term Loan	9.631%	4/1/10	1,542,204	192,776	(h)(i)
Total Industrials				1,897,243
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Level 3 Communications Inc., Term Loan	11.500%	4/15/10	1,250,000	1,368,750	(h)(i)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan	3.729 - 3.790%	10/10/14	1,107,161	901,792	(h)(i)
Total Collateralized Senior Loans (Cost — $13,595,416)				13,095,911
Convertible Bonds & Notes — 0.8%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management Inc., Senior Notes	4.000%	2/15/15	350,000	356,562
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,455,000	3,044,719
Total Convertible Bonds & Notes (Cost — $3,319,404)				3,401,281
Sovereign Bond — 0.7%
Russia — 0.7%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $2,915,706)	7.500%	3/31/30	2,668,000	3,081,807	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Common Stocks — 1.6%
Consumer Discretionary — 1.1%
Media — 1.1%
Charter Communications Inc.		95,153	$3,282,778	(g)
Charter Communications Inc., Class A Shares		41,739	1,439,996	*
Dex One Corp.		6,142	171,485	*
SuperMedia Inc.		3,524	144,149	*
Total Consumer Discretionary			5,038,408
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares		9,017	260,153	*
Financials — 0.1%
Diversified Financial Services — 0.1%
CIT Group Inc.		18,271	711,838	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.		2,857	115,709	*
Materials — 0.3%
Chemicals — 0.3%
Georgia Gulf Corp.		70,396	1,301,622	*
Total Common Stocks (Cost — $10,772,652)			7,427,730

	Rate
Convertible Preferred Stocks — 1.2%
Financials — 1.2%
Diversified Financial Services — 1.2%
Bank of America Corp.	7.250%	3,030	2,954,250
Citigroup Inc.	7.500%	18,400	2,242,592
Total Convertible Preferred Stocks (Cost — $4,848,006)			5,196,842
Preferred Stocks — 1.3%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Corts-Ford Motor Co.	7.400%	22,300	514,907
Corts-Ford Motor Co.	8.000%	17,100	404,928
Ford Motor Co., Series F	7.550%	1,600	36,736
Motors Liquidation Co.	7.250%	900	7,373	*
Motors Liquidation Co., Senior Notes	7.250%	10,100	83,956	*
Motors Liquidation Co., Senior Notes	7.375%	2,200	18,288	*
Motors Liquidation Co., Senior Notes	7.375%	400	3,325
Motors Liquidation Co., Senior Notes	7.500%	31,700	260,336	*
Total Consumer Discretionary			1,329,849
Financials — 1.0%
Commercial Banks — 0.3%
Santander Finance Preferred SA Unipersonal	10.500%	57,550	1,625,788	(c)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.7%
Citigroup Capital XII	8.500%		108,200	$ 2,796,299	(d)
Preferred Plus, Trust, Series FRD-1	7.400%		3,400	78,948
SATURNS-F, 2003-5	8.125%		8,400	198,324
Total Diversified Financial Services				3,073,571
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		37,200	47,244	*(d)
Total Financials				4,746,603
Total Preferred Stocks (Cost — $6,883,538)				6,076,452

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	1,981	20	*(c)(g)
Charter Communications Inc.		11/30/14	2,238	13,428	*
Jazztel PLC		7/15/10	1,000	0	*(a)(c)(g)
Nortek Inc.		12/7/14	5,518	13,796	*(g)
SemGroup Corp.		11/30/14	9,492	78,309	*(c)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $74,835)				105,553
Total Investments Before Short-Term Investment (Cost — $437,766,519)				440,696,497

		Maturity Date	Face Amount†
Short-Term Investment — 1.3%
Repurchase Agreement — 1.3%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity — $5,599,002; (Fully collateralized by U.S. government agency obligation, 0.000% due 4/13/10; Market value $5,715,000) (Cost — $5,599,000)	0.010%	4/1/10	5,599,000	5,599,000
Total Investments — 99.1% (Cost — $443,365,519#)				446,295,497
Other Assets in Excess of Liabilities — 0.9%				4,219,786
Total Net Assets — 100.0%				$450,515,283

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of March 31, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	The date shown represents the last in range of interest reset dates.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR — Euro

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

March 31, 2010

Assets:
Investments, at value (Cost — $443,365,519)	$ 446,295,497
Foreign currency, at value (Cost — $1,385)	1,390
Cash	952
Interest and dividend receivable	10,083,135
Receivable for securities sold	4,311,731
Unrealized appreciation on forward currency contracts	6,912
Prepaid expenses	63,141
Total Assets	460,762,758
Liabilities:
Payable for securities purchased	9,836,714
Investment management fee payable	303,999
Directors’ fees payable	17,158
Accrued expenses	89,604
Total Liabilities	10,247,475
Total Net Assets	$ 450,515,283

Net Assets:
Par value ($0.001 par value; 74,663,880 shares issued and outstanding; 500,000,000 shares authorized)	$ 74,664
Paid-in capital in excess of par value	747,217,969
Undistributed net investment income	3,036,205
Accumulated net realized loss on investments and foreign currency transactions	(302,750,220)
Net unrealized appreciation on investments and foreign currencies	2,936,665
Total Net Assets	$ 450,515,283

Shares Outstanding	74,663,880

Net Asset Value	$6.03

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2010

Investment Income:
Interest	$ 23,766,468
Dividends	271,218
Total Investment Income	24,037,686

Expenses:
Investment management fee (Note 2)	1,745,122
Excise tax (Note 1)	162,647
Directors’ fees	54,303
Transfer agent fees	50,641
Legal fees	49,449
Stock exchange listing fees	29,299
Shareholder reports	24,976
Audit and tax	21,651
Insurance	4,743
Custody fees	3,411
Miscellaneous expenses	4,037
Total Expenses	2,150,279
Net Investment Income	21,887,407

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(21,231,475)
Foreign currency transactions	51,285
Net Realized Loss	(21,180,190)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	47,912,194
Foreign currencies	6,681
Change in Net Unrealized Appreciation/Depreciation	47,918,875
Net Gain on Investments and Foreign Currency Transactions	26,738,685
Increase in Net Assets From Operations	$ 48,626,092

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended March 31, 2010 (unaudited) and the Year Ended September 30, 2009	2010	2009

Operations:
Net investment income	$ 21,887,407	$ 44,762,705
Net realized loss	(21,180,190)	(56,292,509)
Change in net unrealized appreciation/depreciation	47,918,875	64,668,581
Increase in Net Assets From Operations	48,626,092	53,138,777

Distributions to Shareholders from (Note 1):
Net investment income	(23,468,931)	(45,192,276)
Decrease in Net Assets From Distributions to Shareholders	(23,468,931)	(45,192,276)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (254,809 and 481,892 shares issued, respectively)	1,502,247	2,336,007
Increase in Net Assets From Fund Share Transactions	1,502,247	2,336,007
Increase in Net Assets	26,659,408	10,282,508

Net Assets:
Beginning of period	423,855,875	413,573,367
End of period*	$450,515,283	$423,855,875
* Includes undistributed net investment income of:	$3,036,205	$4,617,729

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2010 [1,2]		2009 [2]	2008 [2]	2007 [2]	2006 [2]	2005 [2]
Net asset value, beginning of period	$5.70		$5.59	$7.03	$7.12	$7.15	$7.28

Income (loss) from operations:
Net investment income	0.29		0.60	0.59	0.55	0.54	0.52
Net realized and unrealized gain (loss)	0.36		0.12	(1.46)	(0.08)	(0.07)	(0.10)
Total income (loss) from operations	0.65		0.72	(0.87)	0.47	0.47	0.42

Less distributions from:
Net investment income	(0.32)		(0.61)	(0.57)	(0.56)	(0.50)	(0.55)
Total distributions	(0.32)		(0.61)	(0.57)	(0.56)	(0.50)	(0.55)

Net asset value, end of period	$6.03		$5.70	$5.59	$7.03	$7.12	$7.15

Market price, end of period	$6.36		$5.82	$4.34	$6.47	$6.37	$6.29
Total return, based on NAV [3,4]	11.61%		16.86%	(12.32)%	7.29%	7.98%	6.69%
Total return, based on Market Price [4]	15.29%		53.69%	(26.04)%	10.37%	9.82%	0.04%

Net assets, end of period (millions)	$451		$424	$414	$520	$526	$529

Ratios to average net assets:
Gross expenses	0.99%[5]		1.00%	0.91%	0.85%[6]	0.90%	1.25%
Net expenses	0.99	[5]	1.00	0.91 [7]	0.85 [6,8]	0.90 [8]	1.25
Net investment income	10.03	[5]	12.84	9.03	7.55	7.62	7.07

Portfolio turnover rate	51%		71%	54%	56%	65%	22%

1	For the six months ended March 31, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

7	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
8	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

20	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$401,210,126	$ 0	$401,210,126
Collateralized mortgage obligations	—	1,100,795	—	1,100,795
Collateralized senior loans	—	13,095,911	—	13,095,911
Convertible bonds & notes	—	3,401,281	—	3,401,281
Sovereign bonds	—	3,081,807	—	3,081,807
Common stocks:
Consumer discretionary	$ 1,755,630	3,282,778	—	5,038,408
Energy	260,153	—	—	260,153
Financials	711,838	—	—	711,838
Industrials	115,709	—	—	115,709
Materials	1,301,622	—	—	1,301,622
Convertible preferred stocks	5,196,842	—	—	5,196,842
Preferred stocks:
Consumer discretionary	956,571	373,278	—	1,329,849
Financials	1,950,304	2,796,299	—	4,746,603
Warrants	—	91,737	13,816	105,553
Total long-term investments	$12,248,669	$428,434,012	$13,816	$440,696,497
Short-term investments†	—	5,599,000	—	5,599,000
Total investments	$12,248,669	$434,033,012	$13,816	$446,295,497
Other financial instruments:
Forward foreign currency contracts	—	$ 6,912	—	$ 6,912
Total	$12,248,669	$434,039,924	$13,816	$446,302,409

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of September 30, 2009	$ 247,650	$ 0	$ 201	$ 0	$ 0	$ 247,851
Accrued premiums/discounts	41,322	—	—	—	—	41,322
Realized gain/(loss)[1]	(1,554,221)	(11,102,032)	(243,867)	(74,675)	(122,751)	(13,097,546)
Change in unrealized appreciation (depreciation)[2]	1,562,429	11,102,032	243,666	74,675	66,208	13,049,010
Net purchases (sales)	—	—	—	—	70,359	70,359
Net transfers in and/or out of Level 3	(297,180)	—	—	—	—	(297,180)
Balance as of March 31, 2010	$ 0	—	—	—	$ 13,816	$ 13,816
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010[2]	—	—	—	—	$ (56,543)	$ (56,543)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	21

party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

22	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. The Fund paid $162,647 of federal excise taxes attributable to calendar year 2009 in March 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s

Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report	23

general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had $10,083 deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$216,847,427
Sales	220,238,435

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,540,727
Gross unrealized depreciation	(26,610,749)
Net unrealized appreciation	$2,929,978

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	949,203	$1,284,649	5/18/10	$6,912

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2010.

ASSET DERIVATIVES1

	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$6,912	—	$6,912

1        Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$51,380	—	$51,380

24	Western Asset High Income Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$6,912	—	$6,912

During the six months ended March 31, 2010, the Fund had an average market value of $556,497 in forward foreign currency contracts (to sell).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to March 31, 2009

On February 16, 2010, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.0525 per share, payable on April 30, 2010 and May 28, 2010 to shareholders of record on April 23, 2010 and May 21, 2010, respectively.

On May 17, 2010, the Fund’s Board declared three distributions, each in the amount of $0.0490 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

6. Capital loss carryforward

As of September 30, 2009, the Fund had a net capital loss carryforward of $228,525,411, of which $141,417,884 expires in 2010, $62,116,725 expires in 2011, $2,542,282 expires in 2012, $855,375 expires in 2016 and $21,593,145 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Western Asset High Income Opportunity Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund, Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, on an annual basis approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”)about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered to the Fund by the Manager and the Sub-Advisers. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western

26	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Western Asset London helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe consisted of six funds for the 1-year period ended June 30, 2009 and five funds for the 3-, 5- and 10-year periods ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was ranked fourth among the funds in the Performance Universe for that period. In assessing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmark(s) and in absolute terms. The Board noted the Manager’s explanation of the Fund’s relative underperformance for the 3-, 5- and 10-year periods. Among other things, the Fund’s lower quality bias overall was a detractor from performance in late 2008 and early 2009, after which the bias was a positive factor.

Western Asset High Income Opportunity Fund Inc.	27

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a decision against continuation of the Management Agreement and Sub-Advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high current yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe had net common share assets ranging from $45.8 million to the Fund’s $480.4 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on both a contractual basis and actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe and was at the Expense Universe median and that the Fund’s actual total expenses were ranked second among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted the small number of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided to these other types of clients and funds.

28	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements. However, the Board determined that profitability to the Manager in providing services to the Fund merited continued monitoring at current levels, even though the profitability analysis presented to the Board indicated that profitability to the Manager had decreased by 7 percent over the period covered by the analysis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Opportunity Fund Inc.	29

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	62,991,151	5,754,561
William R. Hutchinson	63,234,168	5,511,544
Riordan Roett	63,005,850	5,739,862

At March 31, 2010, in addition to Leslie H. Gelb, William R. Hutchinson and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
R. Jay Gerken, CFA
Jeswald W. Salacuse

30	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

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Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, New York 10041	345 Park Avenue
Paolo M. Cucchi		New York, New York 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, New York 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
New York Stock Exchange Symbol
Officers	Custodian	HIO
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Ted P. Becker	Boston, Massachusetts 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, New York 10038
Thomas C. Mandia
Assistant Secretary
Kaprel Ozsolak
Treasurer and Chief Financial Officer
Steven Frank
Controller
Albert Laskaj
Controller
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•       Information we receive from you on applications and forms, via the telephone, and through our websites;

•       Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•       Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04035 5/10 SR10-1084

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 1, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 1, 2010